UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21128
Legg Mason Partners Variable Equity Trust
(Exact name of registrant as specified in charter)
125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)
Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
300 First Stamford Place, 4th Floor
Stamford, CT 06902
(Name and address of agent for service)
Registrant’s telephone number, including area code: (800) 451-2010
Date of fiscal year end: December 31
Date of reporting period: December 31, 2007

ITEM 1. REPORT TO STOCKHOLDERS.
The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT DECEMBER 31, 2007	Legg Mason Partners Variable Equity Index Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED•NO BANK GUARANTEE•MAY LOSE VALUE

Legg Mason Partners
Variable Equity Index
Portfolio

Annual Report • December 31, 2007

What’s
Inside

Portfolio Objective
Investment results that, before expenses, correspond to the price and yield performance of the S&P 500 Index. The Portfolio will hold substantially all of the stocks in the S&P 500 Index, with comparable economic sector weightings, market capitalization and liquidity. The investment objective of the Portfolio is non-fundamental and may be changed by the Board of Trustees without the approval of Shareholders or Policy holders.

Letter from the Chairman	I

Portfolio Overview	1

Portfolio at a Glance	4

Portfolio Expenses	5

Portfolio Performance	7

Historical Performance	8

Schedule of Investments	9

Statement of Assets and Liabilities	26

Statement of Operations	27

Statements of Changes in Net Assets	28

Financial Highlights	29

Notes to Financial Statements	31

Report of Independent Registered Public Accounting Firm	40

Board Approval of Management and Subadvisory Agreements	41

Additional Information	45

Important Tax Information	51

“Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Legg Mason Partners Fund Advisor, LLC. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund shares.

Letter from the Chairman
R. JAY GERKEN, CFA
Chairman, President and
Chief Executive Officer

Dear Shareholder,

While the U.S. economy continued to expand during the 12-month reporting period ended December 31, 2007, it weakened late in the period. In the first quarter of 2007, U.S. gross domestic product (“GDP”)i growth was a tepid 0.6%, according to the U.S. Commerce Department. This was the lowest growth rate since the fourth quarter of 2002. The economy then rebounded, as second quarter 2007 GDP growth was a solid 3.8%. GDP growth accelerated in the third quarter to 4.9%, its strongest showing in four years. A surge in inventory-building and robust exports supported the economy during the third quarter. However, continued weakness in the housing market and an ongoing credit crunch then took their toll on the economy during the last three months of 2007. During this period, the advance estimate for GDP growth was 0.6%.
Ongoing issues related to the housing and subprime mortgage markets and an abrupt tightening in the credit markets prompted the Federal Reserve Board (“Fed”)ii to take several actions during the reporting period. The Fed initially responded by lowering the discount rate — the rate the Fed uses for loans it makes directly to banks — from 6.25% to 5.75% in mid-August 2007. Then, at its meeting on September 18, the Fed reduced the discount rate to 5.25% and the federal funds rateiii from 5.25% to 4.75%. This marked the first reduction in the federal funds rate since June 2003. The Fed again lowered rates in October and December 2007, bringing the federal funds rate to 4.25% at the end of the year. Shortly after the reporting period ended, the Fed continued to ease monetary policy in an attempt to ward off a recession. In a surprise move, the Fed aggressively cut the federal funds rate on January 22, 2008 by 0.75% to 3.50%. The Fed again lowered the federal funds rate during its meeting on January 30, 2008, bringing it to 3.00%. In its statement accompanying its latest rate cut, the Fed stated:

Legg Mason Partners Variable Equity Index Portfolio  I

“Today’s policy action, combined with those taken earlier, should help to promote moderate growth over time and to mitigate the risks to economic activity. However, downside risks to growth remain. The Committee will continue to assess the effects of financial and other developments on economic prospects and will act in a timely manner as needed to address those risks.”
Despite periods of extreme volatility, the U.S. stock market produced overall positive results during the 12-month reporting period. After rising in four of the first five months of the period, the market reversed course beginning in June 2007. Earlier in the reporting period, U.S. stock prices rose on the back of solid corporate profits, an active merger and acquisition (M&A) environment and hopes that the Fed would lower the federal funds rate in 2007. U.S. equity prices then faltered in June and July 2007 due to troubles in the housing market and expectations that the Fed would not lower short-term interest rates in the foreseeable future. U.S. stock prices then rallied from August through October 2007, as the Fed lowered interest rates and it appeared the credit crunch was easing. However, stock prices then fell sharply in November and modestly in December due to mounting losses related to subprime mortgages and fears of slower economic growth in 2008. All told, the S&P 500 Indexiv returned 5.49% during the 12 months ended December 31, 2007.
Looking at the U.S. stock market more closely, large- and mid-cap stocks outperformed their small-cap counterparts, as the Russell 1000v, Russell Midcapvi and Russell 2000vii Indexes returned 5.77%, 5.60% and -1.57%, respectively, during the 12 months ended December 31, 2007. From an investment style perspective, growth stocks outperformed value stocks, with the Russell 3000 Growthviii and Russell 3000 Valueix Indexes returning 11.40% and -1.01%, respectively. This marked the first calendar year since 1999 that, overall, growth stocks outperformed value stocks.
Please read on for a more detailed look at prevailing economic and market conditions during the Portfolio’s fiscal year and to learn how those conditions have affected Portfolio performance.

Information About Your Portfolio
As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Portfolio’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees,

II  Legg Mason Partners Variable Equity Index Portfolio

and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Portfolio’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Portfolio is not in a position to predict the outcome of these requests and investigations.
Important information with regard to recent regulatory developments that may affect the Portfolio is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

January 30, 2008

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii	The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

vi	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

vii	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Legg Mason Partners Variable Equity Index Portfolio  III

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Portfolio Overview

Q. What were the overall market conditions during the Portfolio’s reporting period?
A. After a calm first half of the year, the last six months of 2007 were characterized by uncertainty surrounding the U.S. economy, currency markets and equity markets overall. Beginning with the volatile July/August environment, the subprime mortgage situation led to dramatic write-downs by banking and brokerage firms which persisted through the end of the year. While the Federal Reserve Board (“Fed”)i reduced interest rates in an attempt to mitigate the economic impact of a weak housing market and credit contraction, subprime write-downs were larger than expected signaling that credit markets had yet to begin a recovery. Oil prices reached $100 a barrel by year-end on concerns that geopolitical uncertainty would compress supplies. The U.S. dollar continued to weaken, and worries persisted about the credit crisis, inflation and a slowing U.S. economy, leading to a sell-off in the fourth quarter of 2007.
Despite the fourth quarter sell-off, the U.S. market overall had a positive year. Large-cap stocks outperformed small-cap stocks, with the S&P 500 Indexii returning 5.49% vs. the S&P SmallCap 600 Indexiii at -0.30% for the 12 months ended December 31, 2007. The leading sector within the S&P 500 Index for the year was the Energy sector. The Materials sector also outperformed on the strength of global commodity prices.
Not surprisingly, the Financials sector was the hardest hit for the year in light of ongoing credit issues. The Consumer Discretionary sector also suffered, as consumer sentiment weakened and job creation slowed.

Performance Review
For the 12 months ended December 31, 2007, Class I shares of Legg Mason Partners Variable Equity Index Portfolio1 returned 5.19%. These shares outperformed the Lipper Variable S&P 500 Index Objective Funds Category Average2 which returned 5.12% for the same period. The Portfolio’s unmanaged benchmark, the S&P 500 Index, returned 5.49% over the same time frame.

1 The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.
2 Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 57 funds in the Portfolio’s Lipper category.

Legg Mason Partners Variable Equity Index Portfolio 2007 Annual Report  1

Performance Snapshot as of December 31, 2007 (unaudited)

	6 Months	12 Months

Variable Equity Index Portfolio[1] — Class I Shares	-1.51%	5.19%

S&P 500 Index	-1.37%	5.49%

Lipper Variable S&P 500 Index Objective Funds Category Average[2]	-1.52%	5.12%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Class II shares returned -1.61% over the six months ended December 31, 2007. Class II shares returned 4.92% over the 12 months ended December 31, 2007. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Portfolio expenses.

Total Annual Operating Expenses (unaudited)

As of the Portfolio’s most current prospectus dated April 30, 2007, the gross total operating expenses for Class I and Class II shares were 0.33% and 0.59%, respectively.

Q. What were the most significant factors affecting Portfolio performance?
A. We replicated the holdings of the S&P 500 Index to the extent possible given cash flows into and out of the Portfolio. Therefore, performance before fees was largely in line with that of the Index each month.

What were the leading contributors to performance?
A. For calendar year 2007, the Energy sector was the greatest contributor to the S&P 500 Index by virtue of total return as well as weight in the Index, with Exxon Mobil Corp. being the individual greatest contributor within the sector. The Information Technology and Industrials sectors, led by Apple Inc. and Deere & Co., respectively, were also major contributors.

What were the leading detractors from performance?
A. All the Financial sectors posted negative returns in the S&P 500 Index for the year, with the Financials – Banks sector the poorest performer. Citigroup Inc. was the laggard in this sector as well as the Index overall. The Consumer Discretionary sector was also a poor performer, with Comcast Corp. and Home Depot Inc. the laggards.

Q. Were there any significant changes to the Portfolio during the reporting period?
A. There were no significant changes made to the Portfolio in the past year.

1 The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.
2 Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 58 funds for the six-month period and among the 57 funds for the 12-month period in the Portfolio’s Lipper category.

2  Legg Mason Partners Variable Equity Index Portfolio 2007 Annual Report

Thank you for your investment in Legg Mason Partners Variable Equity Index Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Portfolio’s investment goals.

Sincerely,

Batterymarch Financial Management, Inc.

January 15, 2008

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2007 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Portfolio’s top ten holdings (as a percentage of net assets) as of this date were: Exxon Mobil Corp. (3.9%), General Electric Co. (2.9%), Microsoft Corp. (2.2%), AT&T Inc. (1.9%), Procter & Gamble Co. (1.7%), Chevron Corp. (1.5%), Johnson & Johnson (1.5%), Bank of America Corp. (1.4%), Apple Inc. (1.3%) and Cisco Systems Inc. (1.3%). Please refer to pages 9 through 25 for a list and percentage breakdown of the Portfolio’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Portfolio’s top five sector holdings (as a percentage of net assets) as of December 31, 2007 were: Financials (17.4%), Information Technology (16.4%), Energy (12.6%), Health Care (11.8%) and Industrials (11.3%). The Portfolio’s composition is subject to change at any time.

RISKS: Keep in mind that stock prices are subject to market fluctuations. Derivatives, such as options and futures, can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the Portfolio’s performance. The Portfolio normally buys or sells a portfolio security only to reflect additions or deletions of stocks that comprise the S&P 500 Index or to adjust for relative weightings. The Portfolio does not mirror the S&P 500 Index exactly because, unlike the S&P 500 Index, the Portfolio must maintain a portion of its assets in cash and liquid short-term securities to meet redemption requests and pay the Portfolio’s expenses. The Portfolio’s performance will be influenced by political, social and economic factors affecting investments in companies in foreign countries. Please see the Portfolio’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

iii	The S&P SmallCap 600 Index is a market-value weighted index, which consists of 600 domestic stocks chosen for market size, liquidity, and industry group representation.

Legg Mason Partners Variable Equity Index Portfolio 2007 Annual Report  3

Portfolio at a Glance (unaudited)

Investment Breakdown

Legg Mason Partners Variable Equity Index Portfolio 2007 Annual Report  4

Portfolio Expenses (unaudited)

Example
As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
This example is based on an investment of $1,000 invested on July 1, 2007 and held for the six months ended December 31, 2007.

Actual Expenses
The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

		Beginning	Ending	Annualized	Expenses
	Actual Total	Account	Account	Expense	Paid During
	Return(2)	Value	Value	Ratio	the Period(3)

Class I	-1.51%	$1,000.00	$984.90	0.36%	$1.80

Class II	-1.61	1,000.00	983.90	0.61	3.05

(1)	For the six months ended December 31, 2007.

(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

5  Legg Mason Partners Variable Equity Index Portfolio 2007 Annual Report

Portfolio Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes
The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical	Beginning	Ending	Annualized	Expenses
	Annualized	Account	Account	Expense	Paid During
	Total Return	Value	Value	Ratio	the Period(2)

Class I	5.00%	$1,000.00	$1,023.39	0.36%	$1.84

Class II	5.00	1,000.00	1,022.13	0.61	3.11

(1)	For the six months ended December 31, 2007.

(2)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Variable Equity Index Portfolio 2007 Annual Report  6

Portfolio Performance

Average Annual Total Returns(1) (unaudited)

	Class I	Class II

Twelve Months Ended 12/31/07	5.19%	4.92%

Five Years Ended 12/31/07	12.43	12.14

Ten Years Ended 12/31/07	5.64	N/A

Inception* through 12/31/07	10.01	2.54

Cumulative Total Returns(1)(unaudited)

Class I (12/31/97 through 12/31/07)	73.14%

Class II (Inception* through 12/31/07)	24.67

(1)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

*	Inception dates for Class I and II shares are October 16, 1991 and March 22, 1999, respectively.

7  Legg Mason Partners Variable Equity Index Portfolio 2007 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in the Legg Mason Partners Variable Equity Index Portfolio — Class I Shares vs. S&P 500 Index† (December 1997 - December 2007)

†	Hypothetical illustration of $10,000 invested in Class I shares of the Legg Mason Partners Variable Equity Index Portfolio on December 31, 1997, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2007. The S&P 500 Index is an unmanaged Index of 500 stocks that is generally representative of the performance of larger companies in the U.S. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance for the Portfolio’s other class, Class II, would be lower than the Class I shares’ performance indicated on this chart to the extent that Class II shares have higher expenses than Class I shares.

All figures represent past performance and are not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason Partners Variable Equity Index Portfolio 2007 Annual Report  8

Schedule of Investments (December 31, 2007)

LEGG MASON PARTNERS VARIABLE EQUITY INDEX PORTFOLIO

Shares	Security	Value

COMMON STOCKS — 98.4%
CONSUMER DISCRETIONARY — 8.4%
Auto Components — 0.2%
24,731	Goodyear Tire & Rubber Co.*	$697,909
60,962	Johnson Controls Inc.	2,197,070

	Total Auto Components	2,894,979

Automobiles — 0.3%
215,477	Ford Motor Co.*	1,450,160
58,074	General Motors Corp.	1,445,462
24,901	Harley-Davidson Inc.	1,163,126

	Total Automobiles	4,058,748

Distributors — 0.1%
17,438	Genuine Parts Co.	807,379

Diversified Consumer Services — 0.1%
14,583	Apollo Group Inc., Class A Shares*	1,022,997
33,315	H&R Block Inc.	618,660

	Total Diversified Consumer Services	1,641,657

Hotels, Restaurants & Leisure — 1.4%
44,782	Carnival Corp.	1,992,351
14,540	Darden Restaurants Inc.	402,903
19,216	Harrah’s Entertainment Inc.	1,705,420
32,276	International Game Technology	1,417,885
32,795	Marriott International Inc., Class A Shares	1,120,933
122,308	McDonald’s Corp.	7,205,164
76,489	Starbucks Corp.*	1,565,730
20,439	Starwood Hotels & Resorts Worldwide Inc.	899,929
8,963	Wendy’s International Inc.	231,604
18,328	Wyndham Worldwide Corp.	431,808
53,362	Yum! Brands Inc.	2,042,164

	Total Hotels, Restaurants & Leisure	19,015,891

Household Durables — 0.4%
6,742	Black & Decker Corp.	469,580
12,313	Centex Corp.	311,026
28,045	D.R. Horton Inc.	369,353
15,720	Fortune Brands Inc.	1,137,499
6,145	Harman International Industries Inc.	452,948
7,599	KB HOME	164,138
17,930	Leggett & Platt Inc.	312,699
13,888	Lennar Corp., Class A Shares	248,456
28,357	Newell Rubbermaid Inc.	733,879
21,799	Pulte Homes Inc.	229,762
5,945	Snap-on Inc.	286,787
8,425	Stanley Works	408,444
8,004	Whirlpool Corp.	653,367

	Total Household Durables	5,777,938

See Notes to Financial Statements.

9  Legg Mason Partners Variable Equity Index Portfolio 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Shares	Security	Value

Internet & Catalog Retail — 0.3%
31,366	Amazon.com Inc.*	$2,905,746
20,972	Expedia Inc.*	663,135
19,609	IAC/InterActiveCorp*	527,874

	Total Internet & Catalog Retail	4,096,755

Leisure Equipment & Products — 0.1%
9,125	Brunswick Corp.	155,581
29,454	Eastman Kodak Co.	644,159
15,094	Hasbro Inc.	386,105
37,649	Mattel Inc.	716,837

	Total Leisure Equipment & Products	1,902,682

Media — 2.8%
70,294	CBS Corp., Class B Shares	1,915,512
51,102	Clear Channel Communications Inc.	1,764,041
317,182	Comcast Corp., Class A Shares*	5,791,743
73,678	DIRECTV Group Inc.*	1,703,435
9,210	E.W. Scripps Co., Class A Shares	414,542
23,901	Gannett Co. Inc.	932,139
48,385	Interpublic Group of Cos. Inc.*	392,402
34,781	McGraw-Hill Cos. Inc.	1,523,756
3,949	Meredith Corp.	217,116
14,765	New York Times Co., Class A Shares	258,830
237,585	News Corp., Class A Shares	4,868,117
33,692	Omnicom Group Inc.	1,601,381
373,058	Time Warner Inc.	6,159,188
67,674	Viacom Inc., Class B Shares*	2,972,242
196,294	Walt Disney Co.	6,336,370
600	Washington Post Co., Class B Shares	474,858

	Total Media	37,325,672

Multiline Retail — 0.8%
10,445	Big Lots Inc.*	167,016
6,245	Dillard’s Inc., Class A Shares	117,281
14,941	Family Dollar Stores Inc.	287,315
22,727	J.C. Penney Co. Inc.	999,761
32,615	Kohl’s Corp.*	1,493,767
44,492	Macy’s Inc.	1,151,008
20,302	Nordstrom Inc.	745,692
7,770	Sears Holdings Corp.*	792,929
85,679	Target Corp.	4,283,950

	Total Multiline Retail	10,038,719

See Notes to Financial Statements.

Legg Mason Partners Variable Equity Index Portfolio 2007 Annual Report  10

Schedule of Investments (December 31, 2007) (continued)

Shares	Security	Value

Specialty Retail — 1.5%
8,887	Abercrombie & Fitch Co., Class A Shares	$710,693
14,160	AutoNation Inc.*	221,746
4,696	AutoZone Inc.*	563,097
27,848	Bed Bath & Beyond Inc.*	818,453
36,016	Best Buy Co. Inc.	1,896,242
17,295	Circuit City Stores Inc.	72,639
16,329	GameStop Corp., Class A Shares*	1,014,194
48,027	Gap Inc.	1,022,015
173,295	Home Depot Inc.	4,668,567
32,721	Limited Brands Inc.	619,409
151,745	Lowe’s Cos. Inc.	3,432,472
27,991	Office Depot Inc.*	389,355
7,731	OfficeMax Inc.	159,723
14,140	RadioShack Corp.	238,400
11,144	Sherwin-Williams Co.	646,798
73,269	Staples Inc.	1,690,316
14,031	Tiffany & Co.	645,847
45,632	TJX Cos. Inc.	1,311,007

	Total Specialty Retail	20,120,973

Textiles, Apparel & Luxury Goods — 0.4%
38,290	Coach Inc.*	1,170,908
8,750	Jones Apparel Group Inc.	139,913
10,330	Liz Claiborne Inc.	210,215
39,645	NIKE Inc., Class B Shares	2,546,795
6,148	Polo Ralph Lauren Corp.	379,885
9,121	V.F. Corp.	626,248

	Total Textiles, Apparel & Luxury Goods	5,073,964

	TOTAL CONSUMER DISCRETIONARY	112,755,357

CONSUMER STAPLES — 10.1%
Beverages — 2.4%
75,676	Anheuser-Busch Cos. Inc.	3,960,882
8,875	Brown-Forman Corp., Class B Shares	657,726
204,951	Coca-Cola Co.	12,577,843
29,255	Coca-Cola Enterprises Inc.	761,508
19,911	Constellation Brands Inc., Class A Shares*	470,696
13,990	Molson Coors Brewing Co., Class B Shares	722,164
14,379	Pepsi Bottling Group Inc.	567,395
165,825	PepsiCo Inc.	12,586,117

	Total Beverages	32,304,331

See Notes to Financial Statements.

11  Legg Mason Partners Variable Equity Index Portfolio 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Shares	Security	Value

Food & Staples Retailing — 2.3%
44,944	Costco Wholesale Corp.	$3,135,293
151,982	CVS Corp.	6,041,285
70,241	Kroger Co.	1,876,137
44,787	Safeway Inc.	1,532,163
21,562	SUPERVALU Inc.	809,006
62,599	Sysco Corp.	1,953,715
243,662	Wal-Mart Stores Inc.	11,581,255
101,975	Walgreen Co.	3,883,208
14,264	Whole Foods Market Inc.	581,971

	Total Food & Staples Retailing	31,394,033

Food Products — 1.5%
66,050	Archer-Daniels-Midland Co.	3,066,702
23,062	Campbell Soup Co.	824,005
50,268	ConAgra Foods Inc.	1,195,876
13,293	Dean Foods Co.	343,757
34,818	General Mills Inc.	1,984,626
32,753	H.J. Heinz Co.	1,528,910
17,349	Hershey Co.	683,551
27,229	Kellogg Co.	1,427,617
159,551	Kraft Foods Inc., Class A Shares	5,206,149
13,310	McCormick & Co. Inc., Non Voting Shares	504,582
74,356	Sara Lee Corp.	1,194,157
28,231	Tyson Foods Inc., Class A Shares	432,781
22,295	Wm. Wrigley Jr. Co.	1,305,372

	Total Food Products	19,698,085

Household Products — 2.3%
14,201	Clorox Co.	925,479
52,334	Colgate-Palmolive Co.	4,079,959
43,680	Kimberly-Clark Corp.	3,028,771
319,999	Procter & Gamble Co.	23,494,327

	Total Household Products	31,528,536

Personal Products — 0.2%
44,401	Avon Products Inc.	1,755,172
11,763	Estee Lauder Cos. Inc., Class A Shares	512,984

	Total Personal Products	2,268,156

Tobacco — 1.4%
217,209	Altria Group Inc.	16,416,656
17,559	Reynolds American Inc.	1,158,192
16,356	UST Inc.	896,309

	Total Tobacco	18,471,157

	TOTAL CONSUMER STAPLES	135,664,298

See Notes to Financial Statements.

Legg Mason Partners Variable Equity Index Portfolio 2007 Annual Report  12

Schedule of Investments (December 31, 2007) (continued)

Shares	Security	Value

ENERGY — 12.6%
Energy Equipment & Services — 2.5%
32,796	Baker Hughes Inc.	$2,659,756
29,929	BJ Services Co.	726,077
15,189	ENSCO International Inc.	905,568
91,355	Halliburton Co.	3,463,268
28,859	Nabors Industries Ltd.*	790,448
36,526	National-Oilwell Varco Inc.*	2,683,200
27,555	Noble Corp.	1,557,133
11,250	Rowan Cos. Inc.	443,925
123,321	Schlumberger Ltd.	12,131,087
20,579	Smith International Inc.	1,519,759
32,816	Transocean Inc.	4,697,610
34,586	Weatherford International Ltd.*	2,372,600

	Total Energy Equipment & Services	33,950,431

Oil, Gas & Consumable Fuels — 10.1%
47,609	Anadarko Petroleum Corp.	3,127,435
34,044	Apache Corp.	3,661,092
46,841	Chesapeake Energy Corp.	1,836,167
217,737	Chevron Corp.	20,321,394
165,138	ConocoPhillips	14,581,685
18,712	CONSOL Energy Inc.	1,338,282
45,773	Devon Energy Corp.	4,069,678
71,897	El Paso Corp.	1,239,504
25,125	EOG Resources Inc.	2,242,406
563,423	Exxon Mobil Corp.	52,787,101
28,383	Hess Corp.	2,862,709
73,420	Marathon Oil Corp.	4,468,341
19,346	Murphy Oil Corp.	1,641,315
17,561	Noble Energy Inc.	1,396,451
85,183	Occidental Petroleum Corp.	6,558,239
27,247	Peabody Energy Corp.	1,679,505
15,063	Range Resources Corp.	773,636
64,873	Spectra Energy Corp.	1,675,021
12,351	Sunoco Inc.	894,707
14,042	Tesoro Corp.	669,803
56,838	Valero Energy Corp.	3,980,365
61,601	Williams Cos. Inc.	2,204,084
49,496	XTO Energy Inc.	2,542,089

	Total Oil, Gas & Consumable Fuels	136,551,009

	TOTAL ENERGY	170,501,440

See Notes to Financial Statements.

13  Legg Mason Partners Variable Equity Index Portfolio 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Shares	Security	Value

FINANCIALS — 17.4%
Capital Markets — 3.3%
19,772	American Capital Strategies Ltd.	$651,685
24,147	Ameriprise Financial Inc.	1,330,741
116,775	Bank of New York Mellon Corp.	5,693,949
11,917	Bear Stearns Cos. Inc.	1,051,675
97,268	Charles Schwab Corp.	2,485,197
43,605	E*TRADE Financial Corp.*	154,798
8,985	Federated Investors Inc., Class B Shares	369,823
16,659	Franklin Resources Inc.	1,906,289
41,010	Goldman Sachs Group Inc.	8,819,201
16,198	Janus Capital Group Inc.	532,104
13,538	Legg Mason Inc.	990,305
54,474	Lehman Brothers Holdings Inc.	3,564,779
88,455	Merrill Lynch & Co. Inc.	4,748,265
109,437	Morgan Stanley	5,812,199
19,652	Northern Trust Corp.	1,504,950
39,976	State Street Corp.	3,246,051
27,190	T. Rowe Price Group Inc.	1,655,327

	Total Capital Markets	44,517,338

Commercial Banks — 3.0%
56,646	BB&T Corp.	1,737,333
15,704	Comerica Inc.	683,595
19,729	Commerce Bancorp Inc.	752,464
54,977	Fifth Third Bancorp	1,381,572
12,621	First Horizon National Corp.	229,071
37,545	Huntington Bancshares Inc.	554,164
39,960	KeyCorp	937,062
7,697	M&T Bank Corp.	627,844
27,353	Marshall & Ilsley Corp.	724,308
64,992	National City Corp.	1,069,768
36,048	PNC Financial Services Group Inc.	2,366,551
72,243	Regions Financial Corp.	1,708,547
35,822	SunTrust Banks Inc.	2,238,517
33,602	Synovus Financial Corp.	809,136
177,180	U.S. Bancorp	5,623,693
203,827	Wachovia Corp.	7,751,541
348,238	Wells Fargo & Co.	10,513,305
11,040	Zions Bancorporation	515,458

	Total Commercial Banks	40,223,929

Consumer Finance — 0.8%
120,593	American Express Co.	6,273,248
40,221	Capital One Financial Corp.	1,900,844
49,005	Discover Financial Services	738,995
52,535	SLM Corp.	1,058,055

	Total Consumer Finance	9,971,142

See Notes to Financial Statements.

Legg Mason Partners Variable Equity Index Portfolio 2007 Annual Report  14

Schedule of Investments (December 31, 2007) (continued)

Shares	Security	Value

Diversified Financial Services — 4.5%
457,690	Bank of America Corp.	$18,884,289
19,581	CIT Group Inc.	470,531
514,938	Citigroup Inc.	15,159,775
5,658	CME Group Inc.	3,881,388
3,625	Guaranty Financial Group Inc.*	58,000
7,111	IntercontinentalExchange Inc.*	1,368,867
346,981	JPMorgan Chase & Co.	15,145,721
16,896	Leucadia National Corp.	795,802
22,735	Moody’s Corp.	811,640
27,094	NYSE Euronext	2,378,040
27,259	Principal Financial Group Inc.	1,876,510

	Total Diversified Financial Services	60,830,563

Insurance — 4.1%
33,986	ACE Ltd.	2,099,655
50,133	AFLAC Inc.	3,139,830
58,854	Allstate Corp.	3,073,944
10,253	Ambac Financial Group Inc.	264,220
261,544	American International Group Inc.	15,248,015
30,047	Aon Corp.	1,432,941
9,903	Assurant Inc.	662,511
39,578	Chubb Corp.	2,160,167
17,652	Cincinnati Financial Corp.	697,960
45,431	Genworth Financial Inc., Class A Shares	1,156,219
32,603	Hartford Financial Services Group Inc.	2,842,656
27,780	Lincoln National Corp.	1,617,352
45,586	Loews Corp.	2,294,799
53,637	Marsh & McLennan Cos. Inc.	1,419,771
12,987	MBIA Inc.	241,948
76,240	MetLife Inc.	4,697,909
71,991	Progressive Corp.	1,379,348
47,106	Prudential Financial Inc.	4,382,742
9,745	SAFECO Corp.	542,602
9,821	Torchmark Corp.	594,465
66,510	Travelers Cos. Inc.	3,578,238
37,028	UnumProvident Corp.	880,896
18,653	XL Capital Ltd., Class A Shares	938,432

	Total Insurance	55,346,620

See Notes to Financial Statements.

15  Legg Mason Partners Variable Equity Index Portfolio 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Shares	Security	Value

Real Estate Investment Trusts (REITs) — 1.0%
9,929	Apartment Investment and Management Co., Class A Shares	$344,834
8,184	Avalonbay Communities Inc.	770,442
12,217	Boston Properties Inc.	1,121,643
20,237	CB Richard Ellis Group Inc., Class A Shares*	436,107
12,746	Developers Diversified Realty Corp.	488,044
28,442	Equity Residential	1,037,280
25,203	General Growth Properties Inc.	1,037,860
53,600	Host Hotels & Resorts Inc.	913,344
25,885	Kimco Realty Corp.	942,214
17,917	Plum Creek Timber Co. Inc.	824,899
26,348	ProLogis	1,669,936
12,774	Public Storage Inc.	937,739
22,927	Simon Property Group Inc.	1,991,439
13,728	Vornado Realty Trust	1,207,378

	Total Real Estate Investment Trusts (REITs)	13,723,159

Real Estate Management & Development — 0.0%
3,625	Forestar Real Estate Group Inc.*	85,514

Thrifts & Mortgage Finance — 0.7%
59,116	Countrywide Financial Corp.	528,497
99,903	Fannie Mae	3,994,122
68,222	Freddie Mac	2,324,323
54,582	Hudson City Bancorp Inc.	819,822
8,411	MGIC Investment Corp.	188,659
36,749	Sovereign Bancorp Inc.	418,939
89,873	Washington Mutual Inc.	1,223,171

	Total Thrifts & Mortgage Finance	9,497,533

	TOTAL FINANCIALS	234,195,798

HEALTH CARE — 11.8%
Biotechnology — 1.2%
111,529	Amgen Inc.*	5,179,407
17,344	Applera Corp. — Applied Biosystems Group	588,308
30,255	Biogen Idec Inc.*	1,722,115
39,279	Celgene Corp.*	1,815,082
27,065	Genzyme Corp.*	2,014,719
95,983	Gilead Sciences Inc.*	4,416,178

	Total Biotechnology	15,735,809

See Notes to Financial Statements.

Legg Mason Partners Variable Equity Index Portfolio 2007 Annual Report  16

Schedule of Investments (December 31, 2007) (continued)

Shares	Security	Value

Health Care Equipment & Supplies — 2.0%
65,388	Baxter International Inc.	$3,795,773
24,979	Becton, Dickinson & Co.	2,087,745
136,915	Boston Scientific Corp.*	1,592,321
10,608	C.R. Bard Inc.	1,005,638
51,028	Covidien Ltd.	2,260,030
16,122	Hospira Inc.*	687,442
116,393	Medtronic Inc.	5,851,076
5,538	Millipore Corp.*	405,271
34,987	St. Jude Medical Inc.*	1,421,872
24,350	Stryker Corp.	1,819,432
43,779	Thermo Fisher Scientific Inc.*	2,525,173
12,974	Varian Medical Systems Inc.*	676,724
10,244	Waters Corp.*	809,993
24,238	Zimmer Holdings Inc.*	1,603,344

	Total Health Care Equipment & Supplies	26,541,834

Health Care Providers & Services — 2.4%
51,603	Aetna Inc.	2,979,041
17,284	AmerisourceBergen Corp.	775,533
37,409	Cardinal Health Inc.	2,160,370
29,029	CIGNA Corp.	1,559,728
16,042	Coventry Health Care Inc.*	950,488
26,463	Express Scripts Inc.*	1,931,799
17,302	Humana Inc.*	1,303,014
12,038	Laboratory Corp. of America Holdings*	909,230
30,377	McKesson Corp.	1,989,997
27,789	Medco Health Solutions Inc.*	2,817,805
14,364	Patterson Cos. Inc.*	487,658
16,043	Quest Diagnostics Inc.	848,675
48,632	Tenet Healthcare Corp.*	247,051
133,357	UnitedHealth Group Inc.	7,761,377
58,635	WellPoint Inc.*	5,144,048

	Total Health Care Providers & Services	31,865,814

Health Care Technology — 0.0%
20,010	IMS Health Inc.	461,031

Life Sciences Tools & Services — 0.0%
12,257	PerkinElmer Inc.	318,927

See Notes to Financial Statements.

17  Legg Mason Partners Variable Equity Index Portfolio 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Shares	Security	Value

Pharmaceuticals — 6.2%
159,352	Abbott Laboratories	$8,947,615
31,560	Allergan Inc.	2,027,414
11,003	Barr Pharmaceuticals Inc.*	584,259
202,988	Bristol-Myers Squibb Co.	5,383,242
101,277	Eli Lilly & Co.	5,407,179
32,446	Forest Laboratories Inc.*	1,182,657
295,110	Johnson & Johnson	19,683,837
25,058	King Pharmaceuticals Inc.*	256,594
224,453	Merck & Co. Inc.	13,042,964
30,741	Mylan Laboratories Inc.	432,218
704,051	Pfizer Inc.	16,003,079
166,187	Schering-Plough Corp.	4,427,222
10,519	Watson Pharmaceuticals Inc.*	285,486
137,997	Wyeth	6,098,087

	Total Pharmaceuticals	83,761,853

	TOTAL HEALTH CARE	158,685,268

INDUSTRIALS — 11.3%
Aerospace & Defense — 2.8%
80,361	Boeing Co.	7,028,373
41,636	General Dynamics Corp.	3,705,188
12,853	Goodrich Corp.	907,550
76,806	Honeywell International Inc.	4,728,945
12,936	L-3 Communications Holdings Inc.	1,370,440
35,558	Lockheed Martin Corp.	3,742,835
35,272	Northrop Grumman Corp.	2,773,790
14,148	Precision Castparts Corp.	1,962,328
44,883	Raytheon Co.	2,724,398
17,104	Rockwell Collins Inc.	1,230,975
101,785	United Technologies Corp.	7,790,624

	Total Aerospace & Defense	37,965,446

Air Freight & Logistics — 0.9%
17,714	C.H. Robinson Worldwide Inc.	958,682
21,859	Expeditors International of Washington Inc.	976,660
31,687	FedEx Corp.	2,825,530
6,140	Ryder System Inc.	288,641
108,366	United Parcel Service Inc., Class B Shares	7,663,644

	Total Air Freight & Logistics	12,713,157

Airlines — 0.1%
76,695	Southwest Airlines Co.	935,679

Building Products — 0.1%
37,679	Masco Corp.	814,243
17,652	Trane Inc.	824,525

	Total Building Products	1,638,768

See Notes to Financial Statements.

Legg Mason Partners Variable Equity Index Portfolio 2007 Annual Report  18

Schedule of Investments (December 31, 2007) (continued)

Shares	Security	Value

Commercial Services & Supplies — 0.5%
29,594	Allied Waste Industries Inc.*	$326,126
10,929	Avery Dennison Corp.	580,767
13,844	Cintas Corp.	465,435
13,530	Equifax Inc.	491,951
13,583	Monster Worldwide Inc.*	440,089
22,565	Pitney Bowes Inc.	858,373
22,811	R.R. Donnelley & Sons Co.	860,887
16,824	Robert Half International Inc.	454,921
53,275	Waste Management Inc.	1,740,494

	Total Commercial Services & Supplies	6,219,043

Construction & Engineering — 0.2%
9,064	Fluor Corp.	1,320,806
12,285	Jacobs Engineering Group Inc.*	1,174,569

	Total Construction & Engineering	2,495,375

Electrical Equipment — 0.5%
18,852	Cooper Industries Ltd., Class A Shares	996,894
81,284	Emerson Electric Co.	4,605,551
15,657	Rockwell Automation Inc.	1,079,707

	Total Electrical Equipment	6,682,152

Industrial Conglomerates — 3.6%
73,463	3M Co.	6,194,400
1,041,967	General Electric Co.	38,625,717
25,628	Textron Inc.	1,827,276
51,020	Tyco International Ltd.	2,022,943

	Total Industrial Conglomerates	48,670,336

Machinery — 1.9%
65,595	Caterpillar Inc.	4,759,573
10,677	Cummins Inc.	1,359,929
26,107	Danaher Corp.	2,290,628
45,540	Deere & Co.	4,240,685
20,995	Dover Corp.	967,660
14,953	Eaton Corp.	1,449,693
43,058	Illinois Tool Works Inc.	2,305,325
28,093	Ingersoll-Rand Co., Ltd., Class A Shares	1,305,482
18,583	ITT Industries Inc.	1,227,221
12,864	Manitowoc Co. Inc.	628,149
38,269	PACCAR Inc.	2,084,895
12,583	Pall Corp.	507,347
17,347	Parker Hannifin Corp.	1,306,403
10,458	Terex Corp.*	685,731

	Total Machinery	25,118,721

See Notes to Financial Statements.

19  Legg Mason Partners Variable Equity Index Portfolio 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Shares	Security	Value

Road & Rail — 0.7%
30,831	Burlington Northern Santa Fe Corp.	$2,566,064
43,355	CSX Corp.	1,906,753
40,395	Norfolk Southern Corp.	2,037,524
27,340	Union Pacific Corp.	3,434,451

	Total Road & Rail	9,944,792

Trading Companies & Distributors — 0.0%
6,914	W. W. Grainger Inc.	605,113

	TOTAL INDUSTRIALS	152,988,582

INFORMATION TECHNOLOGY — 16.4%
Communications Equipment — 2.5%
8,767	Ciena Corp.*	299,042
624,552	Cisco Systems Inc.*	16,906,623
161,434	Corning Inc.	3,872,802
21,727	JDS Uniphase Corp.*	288,969
52,714	Juniper Networks Inc.*	1,750,105
237,542	Motorola Inc.	3,810,174
168,756	QUALCOMM Inc.	6,640,548
44,982	Tellabs Inc.*	294,182

	Total Communications Equipment	33,862,445

Computers & Peripherals — 4.5%
90,298	Apple Inc.*	17,886,228
231,096	Dell Inc.*	5,664,163
215,241	EMC Corp.*	3,988,416
265,855	Hewlett-Packard Co.	13,420,360
142,159	International Business Machines Corp.	15,367,388
9,699	Lexmark International Inc., Class A Shares*	338,107
36,517	Network Appliance Inc.*	911,464
14,048	QLogic Corp.*	199,482
23,383	SanDisk Corp.*	775,614
85,009	Sun Microsystems Inc.*	1,541,213
18,475	Teradata Corp.*	506,400

	Total Computers & Peripherals	60,598,835

Electronic Equipment & Instruments — 0.3%
39,671	Agilent Technologies Inc.*	1,457,513
21,300	Jabil Circuit Inc.	325,251
14,736	Molex Inc.	402,293
51,085	Tyco Electronics Ltd.	1,896,786

	Total Electronic Equipment & Instruments	4,081,843

Internet Software & Services — 1.8%
16,996	Akamai Technologies Inc.*	588,061
117,088	eBay Inc.*	3,886,151
23,873	Google Inc., Class A Shares*	16,507,702
22,677	VeriSign Inc.*	852,882
138,257	Yahoo! Inc.*	3,215,858

	Total Internet Software & Services	25,050,654

See Notes to Financial Statements.

Legg Mason Partners Variable Equity Index Portfolio 2007 Annual Report  20

Schedule of Investments (December 31, 2007) (continued)

Shares	Security	Value

IT Services — 0.8%
10,218	Affiliated Computer Services Inc., Class A Shares*	$460,832
54,501	Automatic Data Processing Inc.	2,426,929
29,680	Cognizant Technology Solutions Corp., Class A Shares*	1,007,339
17,856	Computer Sciences Corp.*	883,336
13,915	Convergys Corp.*	229,041
52,231	Electronic Data Systems Corp.	1,082,749
17,435	Fidelity National Information Services Inc.	725,122
17,125	Fiserv Inc.*	950,266
34,910	Paychex Inc.	1,264,440
35,915	Unisys Corp.*	169,878
77,435	Western Union Co.	1,880,122

	Total IT Services	11,080,054

Office Electronics — 0.1%
96,045	Xerox Corp.	1,554,969

Semiconductors & Semiconductor Equipment — 2.7%
61,474	Advanced Micro Devices Inc.*	461,055
34,469	Altera Corp.	665,941
31,937	Analog Devices Inc.	1,012,403
141,433	Applied Materials Inc.	2,511,850
48,144	Broadcom Corp., Class A Shares*	1,258,484
602,953	Intel Corp.	16,074,727
18,693	KLA-Tencor Corp.	900,255
22,783	Linear Technology Corp.	725,183
73,488	LSI Corp.*	390,221
23,627	MEMC Electronic Materials Inc.*	2,090,753
22,316	Microchip Technology Inc.	701,169
77,677	Micron Technology Inc.*	563,158
24,672	National Semiconductor Corp.	558,574
11,920	Novellus Systems Inc.*	328,635
57,292	NVIDIA Corp.*	1,949,074
18,209	Teradyne Inc.*	188,281
144,187	Texas Instruments Inc.	4,815,846
30,367	Xilinx Inc.	664,126

	Total Semiconductors & Semiconductor Equipment	35,859,735

See Notes to Financial Statements.

21  Legg Mason Partners Variable Equity Index Portfolio 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Shares	Security	Value

Software — 3.7%
59,169	Adobe Systems Inc. (a)*	$2,528,291
23,604	Autodesk Inc.*	1,174,535
20,650	BMC Software Inc.*	735,966
39,887	CA Inc.	995,181
19,468	Citrix Systems Inc.*	739,979
29,372	Compuware Corp.*	260,823
31,922	Electronic Arts Inc.*	1,864,564
34,781	Intuit Inc.*	1,099,427
829,687	Microsoft Corp.	29,536,857
35,904	Novell Inc.*	246,661
406,652	Oracle Corp.*	9,182,202
89,435	Symantec Corp.*	1,443,481

	Total Software	49,807,967

	TOTAL INFORMATION TECHNOLOGY	221,896,502

MATERIALS — 3.3%
Chemicals — 1.8%
22,175	Air Products & Chemicals Inc.	2,187,120
5,737	Ashland Inc.	272,106
97,503	Dow Chemical Co.	3,843,568
92,711	E.I. du Pont de Nemours & Co.	4,087,628
8,626	Eastman Chemical Co.	526,962
17,874	Ecolab Inc.	915,328
11,905	Hercules Inc.	230,362
8,348	International Flavors & Fragrances Inc.	401,789
56,388	Monsanto Co.	6,297,976
16,836	PPG Industries Inc.	1,182,392
32,826	Praxair Inc.	2,911,995
13,033	Rohm & Haas Co.	691,661
13,476	Sigma-Aldrich Corp.	735,790

	Total Chemicals	24,284,677

Construction Materials — 0.1%
11,084	Vulcan Materials Co.	876,634

Containers & Packaging — 0.1%
10,511	Ball Corp.	472,995
10,725	Bemis Co. Inc.	293,650
13,416	Pactiv Corp.*	357,268
16,576	Sealed Air Corp.	383,569
10,875	Temple-Inland Inc.	226,744

	Total Containers & Packaging	1,734,226

See Notes to Financial Statements.

Legg Mason Partners Variable Equity Index Portfolio 2007 Annual Report  22

Schedule of Investments (December 31, 2007) (continued)

Shares	Security	Value

Metals & Mining — 1.0%
87,463	Alcoa Inc.	$3,196,773
10,491	Allegheny Technologies Inc.	906,422
39,177	Freeport-McMoRan Copper & Gold Inc., Class B Shares	4,013,292
46,341	Newmont Mining Corp.	2,262,831
29,547	Nucor Corp.	1,749,773
8,988	Titanium Metals Corp.	237,733
12,132	United States Steel Corp.	1,466,880

	Total Metals & Mining	13,833,704

Paper & Forest Products — 0.3%
44,093	International Paper Co.	1,427,731
18,823	MeadWestvaco Corp.	589,160
22,153	Weyerhaeuser Co.	1,633,562

	Total Paper & Forest Products	3,650,453

	TOTAL MATERIALS	44,379,694

TELECOMMUNICATION SERVICES — 3.6%
Diversified Telecommunication Services — 3.2%
625,382	AT&T Inc. (a)	25,990,876
11,487	CenturyTel Inc.	476,251
34,919	Citizens Communications Co.	444,519
15,659	Embarq Corp.	775,590
163,716	Qwest Communications International Inc.*	1,147,649
297,624	Verizon Communications Inc.	13,003,193
48,994	Windstream Corp.	637,902

	Total Diversified Telecommunication Services	42,475,980

Wireless Telecommunication Services — 0.4%
42,161	American Tower Corp., Class A Shares*	1,796,059
292,142	Sprint Nextel Corp.	3,835,824

	Total Wireless Telecommunication Services	5,631,883

	TOTAL TELECOMMUNICATION SERVICES	48,107,863

See Notes to Financial Statements.

23  Legg Mason Partners Variable Equity Index Portfolio 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Shares	Security	Value

UTILITIES — 3.5%
Electric Utilities — 2.1%
17,043	Allegheny Energy Inc.	$1,084,105
40,970	American Electric Power Co. Inc.	1,907,563
129,334	Duke Energy Corp.	2,608,667
33,438	Edison International	1,784,586
20,083	Entergy Corp.	2,400,320
68,057	Exelon Corp.	5,556,174
31,272	FirstEnergy Corp.	2,262,216
41,753	FPL Group Inc.	2,830,018
7,817	Integrys Energy Group Inc.	404,061
19,545	Pepco Holdings Inc.	573,255
10,295	Pinnacle West Capital Corp.	436,611
38,383	PPL Corp.	1,999,370
26,570	Progress Energy Inc.	1,286,785
77,630	Southern Co.	3,008,163

	Total Electric Utilities	28,141,894

Gas Utilities — 0.1%
4,629	Nicor Inc.	196,038
17,718	Questar Corp.	958,544

	Total Gas Utilities	1,154,582

Independent Power Producers & Energy Traders — 0.2%
68,619	AES Corp.*	1,467,760
18,530	Constellation Energy Group Inc.	1,899,881
50,861	Dynegy Inc., Class A Shares*	363,148

	Total Independent Power Producers & Energy Traders	3,730,789

Multi-Utilities — 1.1%
21,305	Ameren Corp.	1,154,944
32,962	CenterPoint Energy Inc.	564,639
22,835	CMS Energy Corp.	396,872
27,810	Consolidated Edison Inc.	1,358,519
59,734	Dominion Resources Inc.	2,834,378
17,514	DTE Energy Co.	769,915
28,137	NiSource Inc.	531,508
36,265	PG&E Corp.	1,562,659
26,096	Public Service Enterprise Group Inc.	2,563,671
27,096	Sempra Energy	1,676,701
21,607	TECO Energy Inc.	371,856
43,091	Xcel Energy Inc.	972,564

	Total Multi-Utilities	14,758,226

	TOTAL UTILITIES	47,785,491

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $1,041,567,678)	1,326,960,293

See Notes to Financial Statements.

Legg Mason Partners Variable Equity Index Portfolio 2007 Annual Report  24

Schedule of Investments (December 31, 2007) (continued)

Face
Amount	Security	Value

SHORT-TERM INVESTMENTS — 0.5%
U.S. Treasury Bills — 0.1%
	U.S. Treasury Bills:
$1,435,000	2.678% due 3/20/08(b)(c)	$1,425,237
50,000	3.001% due 3/20/08(b)(c)	49,660

	Total U.S. Treasury Bills (Cost — $1,476,297)	1,474,897

Repurchase Agreement — 0.4%
5,698,000	Interest in $840,894,000 joint tri-party repurchase agreement dated 12/31/07 with Greenwich Capital Markets Inc., 4.350% due 1/2/08; Proceeds at maturity — $5,699,377; (Fully collateralized by various U.S. government agency obligations, 0.000% to 7.000% due 2/15/08 to 10/17/36; Market value — $5,811,990) (Cost — $5,698,000)	5,698,000

	TOTAL SHORT-TERM INVESTMENTS (Cost — $7,174,297)	7,172,897

	TOTAL INVESTMENTS — 98.9% (Cost — $1,048,741,975#)	1,334,133,190
	Other Assets in Excess of Liabilities — 1.1%	15,174,173

	TOTAL NET ASSETS — 100.0%	$1,349,307,363

*	Non-income producing security.

(a)	All or a portion of this security is segregated for open futures contracts.

(b)	Rate shown represents yield-to-maturity.

(c)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is $1,070,883,374.

See Notes to Financial Statements.

25  Legg Mason Partners Variable Equity Index Portfolio 2007 Annual Report

Statement of Assets and Liabilities (December 31, 2007)

ASSETS:
Investments, at value (Cost — $1,048,741,975)	$1,334,133,190
Cash	262
Receivable for securities sold	17,772,843
Dividends and interest receivable	1,994,159
Prepaid expenses	18,093

Total Assets	1,353,918,547

LIABILITIES:
Payable for Fund shares repurchased	2,836,013
Payable for securities purchased	1,012,958
Investment management fee payable	362,612
Payable to broker — variation margin on open futures contracts	142,267
Distribution fees payable	43,341
Trustees’ fees payable	39,519
Deferred compensation payable	5,103
Accrued expenses and other liabilities	169,371

Total Liabilities	4,611,184

Total Net Assets	$1,349,307,363

NET ASSETS:
Par value (Note 7)	$402
Paid-in capital in excess of par value	1,074,285,500
Undistributed net investment income	159,937
Accumulated net realized loss on investments and futures contracts	(10,229,666)
Net unrealized appreciation on investments and futures contracts	285,091,190

Total Net Assets	$1,349,307,363

Shares Outstanding:
Class I	34,223,922

Class II	5,978,067

Net Asset Value:
Class I	$33.56

Class II	$33.59

See Notes to Financial Statements.

Legg Mason Partners Variable Equity Index Portfolio 2007 Annual Report  26

Statement of Operations (For the year ended December 31, 2007)

INVESTMENT INCOME:
Dividends	$29,990,720
Interest	781,213

Total Investment Income	30,771,933

EXPENSES:
Investment management fee (Note 2)	4,892,045
Distribution fees (Notes 2 and 4)	558,393
Legal fees	143,129
Shareholder reports (Note 4)	132,635
Trustees’ fees	63,694
Audit and tax	34,505
Insurance	32,272
Custody fees	26,306
Transfer agent fees (Note 4)	541
Miscellaneous expenses	168,820

Total Expenses	6,052,340

Net Investment Income	24,719,593

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	67,657,934
Futures contracts	(1,021,229)

Net Realized Gain	66,636,705

Change in Net Unrealized Depreciation From:
Investments	(4,078,798)
Futures contracts	(291,116)

Change in Net Unrealized Depreciation	(4,369,914)

Net Gain on Investments and Futures Contracts	62,266,791

Increase in Net Assets From Operations	$86,986,384

See Notes to Financial Statements.

27  Legg Mason Partners Variable Equity Index Portfolio 2007 Annual Report

Statements of Changes in Net Assets (For the years ended December 31,)

	2007	2006

OPERATIONS:
Net investment income	$24,719,593	$25,581,636
Net realized gain	66,636,705	22,552,777
Change in net unrealized appreciation/depreciation	(4,369,914)	187,997,905

Increase in Net Assets From Operations	86,986,384	236,132,318

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 6):
Net investment income	(25,000,012)	(25,342,744)
Net realized gains	(64,082,954)	(20,303,148)

Decrease in Net Assets From Distributions to Shareholders	(89,082,966)	(45,645,892)

FUND SHARE TRANSACTIONS (NOTE 7):
Net proceeds from sale of shares	43,722,560	81,099,745
Reinvestment of distributions	89,082,966	45,645,892
Cost of shares repurchased	(461,643,851)	(315,307,338)

Decrease in Net Assets From Fund Share Transactions	(328,838,325)	(188,561,701)

Increase (Decrease) in Net Assets	(330,934,907)	1,924,725
NET ASSETS:
Beginning of year	1,680,242,270	1,678,317,545

End of year*	$1,349,307,363	$1,680,242,270

* Includes undistributed net investment income of:	$159,937	$441,707

See Notes to Financial Statements.

Legg Mason Partners Variable Equity Index Portfolio 2007 Annual Report  28

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Class I Shares(1)	2007	2006		2005	2004	2003

Net Asset Value, Beginning of Year	$34.10	$30.38		$29.50	$27.11	$21.41

Income From Operations:
Net investment income	0.57	0.51		0.45	0.47	0.34
Net realized and unrealized gain	1.23	4.17		0.89	2.38	5.68

Total Income From Operations	1.80	4.68		1.34	2.85	6.02

Less Distributions From:
Net investment income	(0.67)	(0.54)		(0.46)	(0.46)	(0.32)
Net realized gains	(1.67)	(0.42)		—	—	—

Total Distributions	(2.34)	(0.96)		(0.46)	(0.46)	(0.32)

Net Asset Value, End of Year	$33.56	$34.10		$30.38	$29.50	$27.11

Total Return(2)	5.19%	15.40%		4.52%	10.52%	28.11%

Net Assets, End of Year (millions)	$1,148	$1,448		$1,444	$1,425	$1,218

Ratios to Average Net Assets:
Gross expenses	0.35%	0.35	%(3)	0.34%	0.34%	0.34%
Net expenses	0.35	0.34	(3)(4)	0.34	0.34 (4)	0.34
Net investment income	1.60	1.57		1.51	1.69	1.44

Portfolio Turnover Rate	6%	7%		7%	1%	0%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

(3)	Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.33% and 0.33%, respectively (Note 11).

(4)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

29  Legg Mason Partners Variable Equity Index Portfolio 2007 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Class II Shares(1)	2007	2006		2005	2004	2003

Net Asset Value, Beginning of Year	$34.13	$30.40		$29.52	$27.13	$21.43

Income From Operations:
Net investment income	0.48	0.42		0.37	0.42	0.28
Net realized and unrealized gain	1.23	4.18		0.89	2.36	5.66

Total Income From Operations	1.71	4.60		1.26	2.78	5.94

Less Distributions From:
Net investment income	(0.58)	(0.45)		(0.38)	(0.39)	(0.24)
Net realized gains	(1.67)	(0.42)		—	—	—

Total Distributions	(2.25)	(0.87)		(0.38)	(0.39)	(0.24)

Net Asset Value, End of Year	$33.59	$34.13		$30.40	$29.52	$27.13

Total Return(2)	4.92%	15.12%		4.25%	10.24%	27.74%

Net Assets, End of Year (millions)	$201	$232		$234	$227	$132

Ratios to Average Net Assets:
Gross expenses	0.60%	0.60	%(3)	0.60%	0.59%	0.60%
Net expenses	0.60	0.60	(3)(4)	0.60	0.59 (4)	0.60
Net investment income	1.35	1.32		1.26	1.50	1.18

Portfolio Turnover Rate	6%	7%		7%	1%	0%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

(3)	Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.59% and 0.59%, respectively (Note 11).

(4)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Variable Equity Index Portfolio 2007 Annual Report  30

Notes to Financial Statements

1.	Organization and Significant Accounting Policies
Legg Mason Partners Variable Equity Index Portfolio (the “Fund”) is a separate diversified investment series of Legg Mason Partners Variable Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Prior to April 30, 2007, the Fund was a separate diversified investment fund of Legg Mason Partners Variable Portfolios II, a Massachusetts business trust registered under the 1940 Act.
Shares of the Fund may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.
The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.
(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.
(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
(c) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts.

31  Legg Mason Partners Variable Equity Index Portfolio 2007 Annual Report

Notes to Financial Statements (continued)

Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. For foreign denominated futures, variation margins are not settled daily. The Fund recognizes an unrealized gain or loss equal to the fluctuation in the value. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.
The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
(d) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.
(e) REIT Distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs.
(f) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.
(g) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.
(h) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Legg Mason Partners Variable Equity Index Portfolio 2007 Annual Report  32

Notes to Financial Statements (continued)

Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2007, no provision for income tax would be required in the fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.
(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net	Paid-in
	Investment Income	Capital

(a)	$(1,351)	$1,351

(a)	Reclassifications are primarily due to book/tax differences in the treatment of various items.

2.	Investment Management Agreement and Other Transactions with Affiliates
Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Batterymarch Financial Management Inc. (“Batterymarch”) is the Fund’s subadviser. LMPFA and Batterymarch are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).
Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.31% of the Fund’s average daily net assets.
LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term investments. For its services, LMPFA pays Batterymarch 70% of the net management fee it receives from the Fund.
Effective December 1, 2007, Legg Mason Investor Services, LLC (“LMIS”), a wholly owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor. Prior to December 1, 2007, Citigroup Global Markets Inc. (“CGM”) and LMIS served as distributors of the Fund.
The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred fees earn a return based on notional investments selected by the Trustees. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the Statement of Operations under Trustees’ fees. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan terminated effective January 1, 2007. This change will have no effect on fees previously deferred.

33  Legg Mason Partners Variable Equity Index Portfolio 2007 Annual Report

Notes to Financial Statements (continued)

As of December 31, 2007, the Fund had accrued $5,103 as deferred compensation payable.
Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3.	Investments
During the year ended December 31, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$86,533,471

Sales	478,015,122

At December 31, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$347,224,119
Gross unrealized depreciation	(83,974,303)

Net unrealized appreciation	$263,249,816

At December 31, 2007, the Fund had the following open futures contracts:

	Number of	Expiration	Basis	Market	Unrealized
Contracts to Buy:	Contracts	Date	Value	Value	Loss

S&P 500 Index	65	3/08	$24,304,525	$24,004,500	$(300,025)

4.	Class Specific Expenses
The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a distribution fee with respect to its Class II shares calculated at the annual rate of 0.25% of the average daily net assets attributable to Class II shares. Distribution fees are accrued daily and paid monthly.
For the year ended December 31, 2007, class specific expenses were as follows:

	Distribution	Transfer Agent	Shareholder Reports
	Fees	Fees	Expenses

Class I	—	$255	$112,435
Class II	$558,393	286	20,200

Total	$558,393	$541	$132,635

Legg Mason Partners Variable Equity Index Portfolio 2007 Annual Report  34

Notes to Financial Statements (continued)

5.	Income Tax Information and Distributions to Shareholders
The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2007	2006

Distributions paid from:
Ordinary Income	$26,789,505	$25,342,744
Net Long-term Capital Gains	62,293,461	20,303,148

Total Distributions Paid	$89,082,966	$45,645,892

As of December 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$129,538
Undistributed long–term capital gains — net	11,611,052

Total undistributed earnings	$11,740,590

Other book/tax temporary differences (a)	331,080
Unrealized appreciation/(depreciation) (b)	262,949,791

Total accumulated earnings/(losses) — net	$275,021,461

(a)	Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized losses on certain futures contracts, book/tax differences in the treatment of distributions from real estate investment trusts and differences in the book/tax treatment of various items.

(b)	The differences between book–basis and tax–basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

6.	Distributions to Shareholders by Class

	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

Net Investment Income
Class I	$21,718,967	$22,340,094
Class II	3,281,045	3,002,650

Total	$25,000,012	$25,342,744

Net Realized Gains
Class I	$54,573,006	$17,476,492
Class II	9,509,948	2,826,656

Total	$64,082,954	$20,303,148

35  Legg Mason Partners Variable Equity Index Portfolio 2007 Annual Report

Notes to Financial Statements (continued)

7.	Shares of Beneficial Interest
At December 31, 2007, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Trust has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares. Prior to April 30, 2007, the Trust had an unlimited number of shares authorized with a par value of $0.001 per share.
Transactions in shares of each class were as follows:

	Year Ended		Year Ended
	December 31, 2007		December 31, 2006
	Shares	Amount	Shares	Amount

Class I
Shares sold	1,098,421	$38,950,283	2,330,517	$74,547,870
Shares issued on reinvestment	2,241,801	76,291,973	1,160,870	39,816,585
Shares repurchased	(11,565,906)	(413,602,510)	(8,590,939)	(275,013,337)

Net Decrease	(8,225,684)	$(298,360,254)	(5,099,552)	$(160,648,882)

Class II
Shares sold	134,222	$4,772,277	205,374	$6,551,875
Shares issued on reinvestment	375,652	12,790,993	169,804	5,829,307
Shares repurchased	(1,345,775)	(48,041,341)	(1,251,871)	(40,294,001)

Net Decrease	(835,901)	$(30,478,071)	(876,693)	$(27,912,819)

8.	Regulatory Matters
On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then-investment adviser or manager to the Fund, and CGM, a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).
The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers

Legg Mason Partners Variable Equity Index Portfolio 2007 Annual Report  36

Notes to Financial Statements (continued)

Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.
SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.
The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.
On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

9.	Legal Matters
Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the

37  Legg Mason Partners Variable Equity Index Portfolio 2007 Annual Report

Notes to Financial Statements (continued)

Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.
On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.
On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.
On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.
Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants

Legg Mason Partners Variable Equity Index Portfolio 2007 Annual Report  38

Notes to Financial Statements (continued)

by the SEC as described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.
On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.
On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint. The plaintiffs have filed a notice of appeal.

10.	Other Matters
As previously disclosed, on September 16, 2005 the staff of the SEC informed SBFM and SBAM, that the staff was considering recommending administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). On September 27, 2007, SBFM and SBAM, without admitting or denying any findings therein, consented to the entry of an order by the SEC relating to the disclosure by certain other funds that are closed-end funds of the sources of distributions paid by the funds between 2001 and 2004. Each of SBFM and SBAM agreed to pay a fine of $450,000, for which it was indemnified by Citigroup, Inc., its former parent. It is not expected that this matter will adversely impact the Fund or its current investment adviser.

11.	Special Shareholder Meeting and Reorganization
Shareholders of the Fund approved a number of initiatives designed to streamline and restructure the fund complex. These matters were implemented in early 2007. As noted in the proxy materials, Legg Mason paid for a portion of the costs related to these initiatives. The portions of the costs borne by the Fund were recognized in the period during which the expense was incurred. Such expenses relate to obtaining shareholder votes for proposals presented in the proxy, the election of board members, retirement of board members, as well as printing, mailing, and soliciting proxies.
The portions of these costs borne by the Fund are deemed extraordinary and, therefore, not subject to expense limitation agreements, if applicable.

12.	Recent Accounting Pronouncement
On September 20, 2006, the Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157.

39  Legg Mason Partners Variable Equity Index Portfolio 2007 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Legg Mason Partners Variable Equity Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Variable Equity Index Portfolio, a series of Legg Mason Partners Variable Equity Trust (formerly a series of Legg Mason Partners Variable Portfolios II) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Variable Equity Index Portfolio as of December 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 19, 2008

Legg Mason Partners Variable Equity Index Portfolio 2007 Annual Report  40

Board Approval of Management and Subadvisory
Agreements (unaudited)

At a meeting of the Fund’s Board of Trustees, the Board considered the re-approval for an annual period of the Fund’s management agreement, pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and the Fund’s sub-advisory agreement, pursuant to which Batterymarch Financial Management, Inc. (the “Sub-Adviser”) provides day-to-day management of the Fund’s portfolio. (The management agreement and sub-advisory agreement are collectively referred to as the “Agreements.”) The Manager and the Sub-Adviser are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Adviser. The Independent Trustees requested and received information from the Manager and the Sub-Adviser they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Adviser. Included was information about the Manager, the Sub-Adviser and the Fund’s distributor (including any distributors affiliated with the Fund during the past two years), as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.
In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, Extent and Quality of the Services provided to the Fund under the Management Agreement and Sub-Advisory Agreement
The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement, respectively, during the past two years. The Trustees also considered the Manager’s supervisory activities over the Sub-Adviser. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, including the management of cash and short-term instruments, and the Manager’s role in coordinating the activities of the Sub-Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Adviser took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason Partners fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Adviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and

41  Legg Mason Partners Variable Equity Index Portfolio

Board Approval of Management and Subadvisory
Agreements (unaudited) (continued)

the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting the Manager and the Legg Mason Partners fund complex. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.
The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason Partners fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.
The Board also considered the division of responsibilities between the Manager and the Sub-Adviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Sub-Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.
The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Adviser.

Fund Performance
The Board received and reviewed performance information for the Fund and for all S&P 500 Index funds underlying variable insurance products (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board members noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2007. The Fund performed slightly better than the median for each time period. The Board noted that a new portfolio management team assumed responsibility for managing the Fund in February 2006. The Board also reviewed performance information provided by the Manager for periods ended September 2007, which showed the Fund’s performance continued to be competitive compared to the Lipper category average during the third quarter. After discussions with representatives of management, the Trustees noted that the Manager was committed to providing the resources necessary to assist the portfolio

Legg Mason Partners Variable Equity Index Portfolio  42

Board Approval of Management and Subadvisory
Agreements (unaudited) (continued)

managers and continue to improve Fund performance relative to the S&P 500 Index. Based on its review, the Board generally was satisfied with the Fund’s performance and management’s efforts to continue to improve Fund performance relative to the S&P 500 Index going forward. The Board determined to continue to evaluate the Fund’s performance and established a committee of Independent Trustees to review performance with the Manager and report to the full Board during periods between Board meetings.

Management Fees and Expense Ratios
The Board reviewed and considered, the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Adviser, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fee to the Sub-Adviser and, accordingly, that the retention of the Sub-Adviser does not increase the fees and expenses incurred by the Fund.
The Board also reviewed information regarding the fees the Manager and the Sub-Adviser charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Adviser. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.
The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.
Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and the Fund’s overall expense ratio with those of a group of 11 S&P 500 Index funds underlying variable insurance products selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all S&P 500 Index funds underlying variable insurance products (“Expense Universe”). This information showed that the Fund’s Contractual Management Fee was higher than the median of management fees paid by the other funds in the Expense Group and Expense Universe, and that the Fund’s actual total expense ratio also was higher than the median of the total expense ratios of the funds in the Expense Group but was lower than the average of the total expense ratios of the funds in the Expense Group and Expense Universe.

43  Legg Mason Partners Variable Equity Index Portfolio

Board Approval of Management and Subadvisory
Agreements (unaudited) (continued)

Manager Profitability
The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale
The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.
The Board noted that as the Fund’s assets have increased over time, the Fund and its shareholders have realized economies of scale as certain expenses, such as fixed fund fees, became a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also have been appropriately shared with shareholders through increased investment in fund management and administration resources.
Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other Benefits to the Manager
The Board considered other benefits received by the Manager and its affiliates, including the Sub-Adviser, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.
In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.
Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreement to continue for another year.
No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement.

Legg Mason Partners Variable Equity Index Portfolio  44

Additional Information (unaudited)

Information about Trustees and Officers
The business and affairs of the Legg Mason Partners Variable Equity Index Portfolio (the “Fund”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

				Number of
		Term of		Portfolios
		Office(1) and	Principal	in Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
Name, Address and	Held with	Time	During Past	Overseen by	Held by
Birth Year	Fund(1)	Served(2)	Five Years	Trustee	Trustee

Non-Interested Trustees:
Paul R. Ades c/o R. Jay Gerken, CFA Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue New York, NY 10018 Birth Year: 1940	Trustee	Since 1983	Law Firm of Paul R. Ades, PLLC (since 2000)	47	None

Andrew L. Breech c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1952	Trustee	Since 1991	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)	47	None

Dwight B. Crane c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1937	Trustee	Since 1981	Independent Consultant (since 1969); Professor Harvard Business School (1969 to 2007)	49	None

Robert M. Frayn, Jr. c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1934	Trustee	Since 1981	Retired; Formerly, President and Director, Book Publishing Co. (from 1970 to 2002)	47	None

Frank G. Hubbard c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1937	Trustee	Since 1993	President of Avatar International, Inc. (Business Development) (since 1998)	47	None

45  Legg Mason Partners Variable Equity Index Portfolio

Additional Information (unaudited) (continued)

				Number of
		Term of		Portfolios
		Office(1) and	Principal	in Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
Name, Address and	Held with	Time	During Past	Overseen by	Held by
Birth Year	Fund(1)	Served(2)	Five Years	Trustee	Trustee

Howard J. Johnson c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1938	Trustee	From 1981 to 1998 and 2000 to Present	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)	47	None

David E. Maryatt c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1936	Trustee	Since 1983	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1993)	47	None

Jerome H. Miller c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1938	Trustee	Since 1995	Retired	47	None

Ken Miller c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1942	Trustee	Since 1983	President of Young Stuff Apparel Group, Inc. (since 1963)	47	None

John J. Murphy c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1944	Trustee	Since 2002	President; Murphy Capital Management (investment advice) (since 1983)	47	Director, Nicholas Applegate funds; Trustee; Consulting Group Capital Markets Funds; Formerly, Director, Atlantic Stewardship Bank (from 2004 to 2005); director, Barclays International Funds Group Ltd. and affiliated companies (to 2003)

Legg Mason Partners Variable Equity Index Portfolio  46

Additional Information (unaudited) (continued)

				Number of
		Term of		Portfolios
		Office(1) and	Principal	in Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
Name, Address and	Held with	Time	During Past	Overseen by	Held by
Birth Year	Fund(1)	Served(2)	Five Years	Trustee	Trustee

Thomas F. Schlafly c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1948	Trustee	Since 1983	Of Counsel, Husch Blackwell Sanders LLP (law firm) (since 1984); President, The Saint Louis Brewery, Inc. (brewery) (since 1989)	47	Director, Citizens National Bank of Greater St. Louis, MO (since 2006)

Jerry A. Viscione c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1944	Trustee	Since 1993	Retired; Formerly, Executive Vice President, Marquette University (from 1997 to 2002)	47	None

Interested Trustee:
R. Jay Gerken, CFA(3) Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; Chairman of the Board and Trustee/Director of 149 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; Chairman, President and Chief Executive Officer of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; Formerly Chairman President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)	137	Trustee, Consulting Group Capital Markets Funds (from 2002 to 2006)

47  Legg Mason Partners Variable Equity Index Portfolio

Additional Information (unaudited) (continued)

Number of
		Term of		Portfolios
		Office(1) and	Principal	in Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
Name, Address and	Held with	Time	During Past	Overseen by	Held by
Birth Year	Fund(1)	Served(2)	Five Years	Trustee	Trustee

Officers:
Kaprel Ozsolak Legg Mason 55 Water Street New York, NY 10041 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)	N/A	N/A

Ted P. Becker Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Formerly, Managing Director of Compliance at Legg Mason or its predecessor (from 2002 to 2005)	N/A	N/A

Legg Mason Partners Variable Equity Index Portfolio  48

Additional Information (unaudited) (continued)

Number of
		Term of		Portfolios
		Office(1) and	Principal	in Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
Name, Address and	Held with	Time	During Past	Overseen by	Held by
Birth Year	Fund(1)	Served(2)	Five Years	Trustee	Trustee

John Chiota Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1968	Chief Anti- Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse	N/A	N/A

Robert I. Frenkel Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)	N/A	N/A

Thomas C. Mandia Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1962	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason	N/A	N/A

49  Legg Mason Partners Variable Equity Index Portfolio

Additional Information (unaudited) (continued)

Number of
		Term of		Portfolios
		Office(1) and	Principal	in Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
Name, Address and	Held with	Time	During Past	Overseen by	Held by
Birth Year	Fund(1)	Served(2)	Five Years	Trustee	Trustee

Steven Frank Legg Mason 55 Water Street New York, NY 10041 Birth Year: 1967	Controller	Since 2005	Vice President of Legg Mason (since 2002); Controller of certain mutual funds associated with Legg Mason or its predecessors (since 2005); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005)	N/A	N/A

Albert Laskaj Legg Mason 55 Water Street New York, NY 10041 Birth Year: 1977	Controller	Since 2007	Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); Formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2003 to 2005); Prior to 2003, Senior Analyst of certain mutual funds associated with certain predecessor firms of Legg Mason	N/A	N/A

(1)	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

(2)	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable, for a Fund in the Legg Mason Partners Fund complex.

(3)	Mr. Gerken is an “interested person” of the Trust as defined in the 1940 Act, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Legg Mason Partners Variable Equity Index Portfolio  50

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2007:

Record Date:	6/21/2007	12/20/2007
Payable Date:	6/22/2007	12/21/2007

Dividends Qualifying for the Dividends Received Deduction for Corporations	100.00%	100.00%

Long-Term Capital Gain Dividend	$0.080227	$1.541621

Please retain this information for your records.

51  Legg Mason Partners Variable Equity Index Portfolio

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Legg Mason Partners
Variable Equity Index
Portfolio

TRUSTEES
Paul R. Ades
Andrew L. Breech
Dwight B. Crane
Robert M. Frayn, Jr.
R. Jay Gerken, CFA
  Chairman
Frank G. Hubbard
Howard J. Johnson
David E. Maryatt
Jerome H. Miller
Ken Miller
John J. Murphy
Thomas F. Schlafly
Jerry A. Viscione

INVESTMENT MANAGER
Legg Mason Partners Fund
  Advisor, LLC

SUBADVISER
Batterymarch Financial
  Management, Inc.

DISTRIBUTOR
Legg Mason Investor Services, LLC

CUSTODIAN
State Street Bank and Trust
  Company

TRANSFER AGENT
PFPC Inc.
4400 Computer Drive
Westborough, Massachusetts 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
345 Park Avenue
New York, New York 10154

This report is submitted for the general information of shareholders of the Legg Mason Partners Variable Equity Index Portfolio. It is not for distribution to prospective investors unless accompanied by a current prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

 2008 Legg Mason
Investors Services, LLC
Member FINRA, SIPC

FDXX010729 2/08 SR08-499

Legg Mason Partners
Variable Equity Index
Portfolio
The Fund is a separate investment series of the Legg Mason Partners Variable Equity Trust, a Maryland business trust.
LEGG MASON PARTNERS VARIABLE EQUITY INDEX PORTFOLIO
Legg Mason Partners Funds
55 Water Street
32nd Floor
New York, New York 10041
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.
Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

ITEM 2. CODE OF ETHICS.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Directors of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES
a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2006 and December 31, 2007 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $174,500 in 2006 and $183,300 in 2007.
b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2006 and $36,000 in 2007. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Variable Equity Trust.
In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Variable Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre- approved).
(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $18,500 in 2006 and $35,900 in 2007. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.
There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.
d) All Other Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Variable Equity Trust were $0 in 2006 and $25,500 in 2007. These services consisted of procedures performed in connection with the mergers of the Legg Mason Partners Variable Equity Trust for the following date of August 27, 2007.
All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Variable Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.
(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2- 01 of Regulation S-X.
(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee July implement policies and procedures by which such services are approved other than by the full Committee.
The Committee shall not approve non-audit services that the Committee believes July impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services July not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.
Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.
(2) For the Legg Mason Partners Variable Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2006 and 2007; Tax Fees were 100% and 0% for 2006 and 2007; and Other Fees were 100% and 0% for 2006 and 2007.
(f) N/A
(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Variable Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Variable Equity Trust during the reporting period were $0 in 2007.
(h) Yes. Legg Mason Partners Variable Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Equity Trust to Service Affiliates, which were required to be pre-approved, were pre-approved as required.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
a)	The entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:
Paul R. Ades
Andrew L. Breech
Dwight B. Crane
Robert M. Frayn, Jr.
Frank G. Hubbard
Howard J. Johnson
David E. Maryatt
Jerome H. Miller
Ken Miller
John J. Murphy
Thomas F. Schlafly
Jerry A. Viscione
b)	Not applicable
ITEM 6. SCHEDULE OF INVESTMENTS.
Included herein under Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.
(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH
(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT
(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.
Legg Mason Partners Variable Equity Trust

By:	/s/ R. Jay Gerken

(R. Jay Gerken) Chief Executive Officer of Legg Mason Partners Variable Equity Trust
Date: February 29, 2008
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken

(R. Jay Gerken) Chief Executive Officer of Legg Mason Partners Variable Equity Trust
Date: February 29, 2008

By:	/s/ Kaprel Ozsolak

(Kaprel Ozsolak) Chief Financial Officer of Legg Mason Partners Variable Equity Trust
Date: February 29, 2008